Exhibit 99.1

                     Joint Filer Information

Date of Event Requiring
Statement:                       September 25, 2007

Issuer Name and Ticker
or Trading Symbol:               NTELOS Holdings Corp. (NTLS)

Designated Filer:                QCP GP Investors II LLC

Other Joint Filers:              Quadrangle GP Investors II LP, Quadrangle
                                 (AIV2) Capital Partners II LP, Quadrangle
                                 (AIV2) Select Partners II LP, Quadrangle
                                 Capital Partners II-A LP, Quadrangle NTELOS GP
                                 LLC and Quadrangle NTELOS Holdings II LP

Addresses:                       The principal business address of each of the
                                 Joint Filers above is 375 Park Avenue,
                                 New York, New York 10152.

Signatures:
                                 QCP GP INVESTORS II LLC


                                 By:
                                    -----------------------------------------
                                    Michael Huber, Managing Member



                                 QUADRANGLE GP INVESTORS II LP

                                 By:  QCP GP Investors II LLC, as General
                                      Partner


                                      By:
                                         ------------------------------------
                                         Michael Huber, Managing Member



                                 QUADRANGLE (AIV2) CAPITAL PARTNERS II LP

                                 By: Quadrangle GP Investors II LP, as General Partner

                                      By:  QCP GP Investors II LLC, as General
                                           Partner


                                           By:
                                              -------------------------------
                                              Michael Huber, Managing Member

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                                 QUADRANGLE (AIV2) SELECT PARTNERS II LP

                                 By: Quadrangle GP Investors II LP, as General Partner

                                      By:  QCP GP Investors II LLC, as General
                                           Partner


                                           By:
                                              -------------------------------
                                              Michael Huber, Managing Member



                                 QUADRANGLE CAPITAL PARTNERS II-A LP

                                 By: Quadrangle GP Investors II LP, as General Partner

                                      By:  QCP GP Investors II LLC, as General
                                           Partner


                                           By:
                                              -------------------------------
                                              Michael Huber, Managing Member



                                 QUADRANGLE NTELOS GP LLC

                                 By: Quadrangle (AIV2) Capital Partners II LP, as Managing Member

                                      By:  Quadrangle GP Investors II LP, as
                                           General Partner

                                      By:  QCP GP Investors II LLC, as General
                                           Partner


                                           By:
                                              -------------------------------
                                              Michael Huber, Managing Member



                                 QUADRANGLE NTELOS HOLDINGS II LP

                                 By:  Quadrangle NTELOS GP LLC, as General
                                      Partner

                                 By: Quadrangle (AIV2) Capital Partners II LP, as Managing Member

                                      By:  Quadrangle GP Investors II LP,
                                           as General Partner

                                      By:  QCP GP Investors II LLC, as General
                                           Partner


                                           By:
                                              -------------------------------
                                              Michael Huber, Managing Member